The Glenmede Fund, Inc.

The Glenmede Portfolios

Supplement dated April 3, 2020 to the

Statement of Additional Information ("SAI") dated February 28, 2020

Effective immediately, in the sub-section entitled "Women in Leadership Proxy Voting Guidelines" of the section entitled "Appendix B – Proxy Voting Procedures," the paragraph entitled "Board Diversity" on page B-183 of the SAI is hereby deleted in its entirety and replaced with the following:

Board Diversity: Vote against/withhold from individual directors (except new nominees) who:

•Serve as members of the nominating committee and have failed to establish a board with at least

25% women. If the company does not have a formal nominating committee, vote against/withhold votes from all incumbent directors.

Please retain this Supplement for future reference.